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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 9, 2000 included in AltaRex Corp.'s Form 20-F for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
May 25, 2001